Vanguard® Total World Bond ETF
Schedule of Investments (unaudited)
As of May 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value ($000)
Investment Companies (100.0%)
U.S. Bond Fund (46.7%)
Vanguard Total Bond Market ETF	3,054,770	260,450
International Bond Fund (53.3%)
Vanguard Total International Bond ETF	5,213,061	296,779
Total Investment Companies (Cost $562,436)		557,229
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.055% (Cost $13)	132	13
Total Investments (100.0%) (Cost $562,449)		557,242
Other Assets and Liabilities—Net (0.0%)		1
Net Assets (100%)		557,243
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A. Security Valuation: Underlying ETFs are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At May 31, 2021, 100% of the market value of the fund's investments was determined based on Level 1 inputs.
C.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Aug. 31, 2020 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	May 31, 2021 Market Value ($000)
Vanguard Market Liquidity Fund	14	NA1	NA1	—	—	—	—	13
Vanguard Total Bond Market ETF	210,563	83,553	24,747	(158)	(8,761)	3,427	537	260,450
Vanguard Total International Bond ETF	237,170	91,253	26,964	(60)	(4,620)	1,837	403	296,779
Total	447,747	174,806	51,711	(218)	(13,381)	5,264	940	557,242
1	Not applicable—purchases and sales are for temporary cash investment purposes.